Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Third Quarter		Year-to-Date
	2021	2020	2021	2020
NET SALES	$4,263.2	$3,850.2	$12,761.2	$10,127.0
COSTS AND EXPENSES
Cost of sales	2,871.7	2,473.9	8,261.8	6,714.9
Gross profit	1,391.5	1,376.3	4,499.4	3,412.1
% of Net Sales	32.6%	35.7%	35.3%	33.7%
Selling, general and administrative	898.8	738.9	2,653.3	2,219.4
% of Net Sales	21.1%	19.2%	20.8%	21.9%
Operating profit	492.7	637.4	1,846.1	1,192.7
% of Net sales	11.6%	16.6%	14.5%	11.8%
Other - net	39.5	74.3	152.3	236.1
Loss on sales of businesses	—	—	3.6	—
Restructuring charges	5.8	42.8	22.1	74.6
Income from operations	447.4	520.3	1,668.1	882.0
Interest - net	43.5	50.7	131.9	155.1
EARNINGS BEFORE INCOME TAXES AND EQUITY INTEREST	403.9	469.6	1,536.2	726.9
Income taxes	(0.4)	78.4	192.8	(26.0)
NET EARNINGS BEFORE EQUITY INTEREST	404.3	391.2	1,343.4	752.9
Share of net earnings of equity method investment	9.8	4.0	16.0	14.1
NET EARNINGS	414.1	395.2	1,359.4	767.0
Less: Net (losses) earnings attributable to non-controlling interests	(0.1)	0.3	(1.7)	0.5
NET EARNINGS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$414.2	$394.9	$1,361.1	$766.5
Less: Preferred stock dividends	—	9.4	14.2	14.1
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$414.2	$385.5	$1,346.9	$752.4

EARNINGS PER SHARE OF COMMON STOCK
Basic	$2.60	$2.47	$8.50	$4.91
Diluted	$2.56	$2.44	$8.36	$4.86
DIVIDENDS PER SHARE OF COMMON STOCK	$0.79	$0.70	$2.19	$2.08
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	159,444	156,370	158,494	153,345
Diluted	161,476	157,971	161,031	154,759

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	October 2, 2021	January 2, 2021
ASSETS
Cash and cash equivalents	$292.7	$1,381.0
Accounts and notes receivable, net	1,989.0	1,512.2
Inventories, net	4,134.4	2,737.4
Other current assets	460.3	405.4
Total current assets	6,876.4	6,036.0
Property, plant and equipment, net	2,051.3	2,053.8
Goodwill and other intangibles, net	13,837.0	14,093.5
Other assets	1,561.9	1,383.0
Total assets	$24,326.6	$23,566.3
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$152.2	$1.5
Accounts payable	3,055.7	2,446.4
Accrued expenses	2,372.9	2,110.4
Total current liabilities	5,580.8	4,558.3
Long-term debt	4,246.9	4,245.4
Other long-term liabilities	3,180.7	3,696.2
Stanley Black & Decker, Inc. shareowners’ equity	11,316.3	11,059.6
Non-controlling interests’ equity	1.9	6.8
Total liabilities and shareowners' equity	$24,326.6	$23,566.3

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Third Quarter		Year-to-Date
		2021	2020	2021	2020
	OPERATING ACTIVITIES
	Net earnings	$414.1	$395.2	$1,359.4	$767.0
	Depreciation and amortization	144.2	145.3	430.6	431.1
	Loss on sales of businesses	—	—	3.6	—
	Share of net earnings of equity method investment	(9.8)	(4.0)	(16.0)	(14.1)
	Changes in working capital[1]	(456.7)	51.6	(1,373.5)	(667.5)
	Other	(87.2)	89.1	(112.9)	83.7
	Net cash provided by operating activities	4.6	677.2	291.2	600.2
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(129.1)	(62.1)	(322.5)	(209.5)
	Business acquisitions, net of cash acquired	(9.3)	1.4	(10.8)	(1,300.6)
	Purchases of investments	(3.5)	(1.0)	(14.5)	(14.6)
	Net investment hedge settlements	(1.3)	—	(53.9)	41.0
	Proceeds from debt issuance, net of fees	—	—	—	1,482.6
	Stock purchase contract fees	(9.9)	(9.8)	(29.5)	(49.9)
	Net short-term borrowings (repayments)	149.6	(712.9)	150.7	(341.8)
	Proceeds from issuances of common stock	7.7	42.5	108.1	843.8
	Purchases of common stock for treasury	(2.8)	(1.9)	(20.1)	(11.2)
	Redemption and conversion of preferred stock	—	—	(750.0)	—
	Craftsman deferred purchase price	—	—	—	(250.0)
	Craftsman contingent consideration	(7.6)	(6.0)	(21.5)	(39.0)
	Termination of forward starting interest rate swaps	—	—	—	(20.5)
	Cash dividends on common stock	(126.0)	(109.6)	(347.7)	(321.0)
	Cash dividends on preferred stock	—	(9.4)	(18.9)	(9.4)
	Effect of exchange rate changes on cash	(15.5)	16.3	(45.9)	(7.9)
	Other	(3.0)	(5.2)	(9.6)	(10.7)
	Net cash used in investing and financing activities	(150.7)	(857.7)	(1,386.1)	(218.7)
	(Decrease) increase in cash, cash equivalents and restricted cash	(146.1)	(180.5)	(1,094.9)	381.5
	Cash, cash equivalents and restricted cash, beginning of period	449.5	876.6	1,398.3	314.6
	Cash, cash equivalents and restricted cash, end of period	$303.4	$696.1	$303.4	$696.1
	Free Cash Flow Computation[2]
	Net cash provided by operating activities	$4.6	$677.2	$291.2	$600.2
	Less: capital and software expenditures	(129.1)	(62.1)	(322.5)	(209.5)
	Free cash flow (before dividends)	$(124.5)	$615.1	$(31.3)	$390.7

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		October 2, 2021	January 2, 2021
	Cash and cash equivalents	$292.7	$1,381.0
	Restricted cash included in Other current assets	10.7	17.3
	Cash, cash equivalents and restricted cash	$303.4	$1,398.3

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common and preferred stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Third Quarter		Year-to-Date
	2021	2020	2021	2020
NET SALES
Tools & Storage	$3,185.9	$2,804.1	$9,445.3	$7,072.1
Industrial	593.5	586.6	1,853.4	1,694.8
Security	483.8	459.5	1,462.5	1,360.1
Total	$4,263.2	$3,850.2	$12,761.2	$10,127.0
SEGMENT PROFIT
Tools & Storage	$485.8	$597.1	$1,772.2	$1,177.0
Industrial	43.8	63.8	207.4	136.7
Security	39.6	39.3	111.1	69.4
Segment Profit	569.2	700.2	2,090.7	1,383.1
Corporate Overhead	(76.5)	(62.8)	(244.6)	(190.4)
Total	$492.7	$637.4	$1,846.1	$1,192.7
Segment Profit as a Percentage of Net Sales
Tools & Storage	15.2%	21.3%	18.8%	16.6%
Industrial	7.4%	10.9%	11.2%	8.1%
Security	8.2%	8.6%	7.6%	5.1%
Segment Profit	13.4%	18.2%	16.4%	13.7%
Corporate Overhead	(1.8)%	(1.6)%	(1.9)%	(1.9)%
Total	11.6%	16.6%	14.5%	11.8%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Third Quarter 2021
		GAAP	Acquisition- Related Charges & Other[1]	Non-GAAP[3]
	Gross profit	$1,391.5	$5.0	$1,396.5
	% of Net Sales	32.6%		32.8%
	Selling, general and administrative	898.8	(23.8)	875.0
	% of Net Sales	21.1%		20.5%
	Operating profit	492.7	28.8	521.5
	% of Net Sales	11.6%		12.2%
	Earnings before income taxes and equity interest	403.9	42.7	446.6
	Income taxes	(0.4)	9.3	8.9
	Share of net earnings of equity method investment	9.8	—	9.8
	Net earnings attributable to common shareowners	414.2	33.4	447.6
	Diluted earnings per share of common stock	$2.56	$0.21	$2.77

[1]	Acquisition-related and other charges relate primarily to functional transformation initiatives, deal costs, facility-related costs and restructuring.

		Third Quarter 2020
		GAAP	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Gross profit	$1,376.3	$7.0	$1,383.3
	% of Net Sales	35.7%		35.9%
	Selling, general and administrative	738.9	(36.0)	702.9
	% of Net Sales	19.2%		18.3%
	Operating profit	637.4	43.0	680.4
	% of Net Sales	16.6%		17.7%
	Earnings before income taxes and equity interest	469.6	89.0	558.6
	Income taxes	78.4	21.0	99.4
	Share of net earnings of equity method investment	4.0	2.7	6.7
	Net earnings attributable to common shareowners	385.5	70.7	456.2
	Diluted earnings per share of common stock	$2.44	$0.45	$2.89

[2]	Acquisition-related charges and other relate primarily to a cost reduction program, Security business transformation and margin resiliency initiatives, and inventory step-up charges.
[3]	The non-GAAP 2021 and 2020 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s profit and earnings results aside from the material impact of the acquisition-related charges and other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Year-to-Date 2021
		GAAP	Acquisition- Related Charges & Other[1]	Non-GAAP[3]
	Gross profit	$4,499.4	$12.3	$4,511.7
	% of Net Sales	35.3%		35.4%
	Selling, general and administrative	2,653.3	(67.4)	2,585.9
	% of Net Sales	20.8%		20.3%
	Operating profit	1,846.1	79.7	1,925.8
	% of Net Sales	14.5%		15.1%
	Earnings before income taxes and equity interest	1,536.2	115.6	1,651.8
	Income taxes	192.8	27.5	220.3
	Share of net earnings of equity method investment	16.0	11.2	27.2
	Net earnings attributable to common shareowners	1,346.9	99.3	1,446.2
	Diluted earnings per share of common stock	$8.36	$0.62	$8.98

[1]	Acquisition-related and other charges relate primarily to functional transformation initiatives, restructuring, deal costs and facility-related costs.

		Year-to-Date 2020
		GAAP	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Gross profit	$3,412.1	$58.7	$3,470.8
	% of Net Sales	33.7%		34.3%
	Selling, general and administrative	2,219.4	(145.0)	2,074.4
	% of Net Sales	21.9%		20.5%
	Operating profit	1,192.7	203.7	1,396.4
	% of Net Sales	11.8%		13.8%
	Earnings before income taxes and equity interest	726.9	320.2	1,047.1
	Income taxes	(26.0)	193.5	167.5
	Share of net earnings of equity method investment	14.1	6.9	21.0
	Net earnings attributable to common shareowners	752.4	133.6	886.0
	Diluted earnings per share of common stock	$4.86	$0.86	$5.72

[2]	Acquisition-related charges and other relate primarily to a cost reduction program, inventory step-up charges, deal costs, Security business transformation and margin resiliency initiatives, and a one-time tax benefit related to a supply chain reorganization.
[3]	The non-GAAP 2021 and 2020 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s profit and earnings results aside from the material impact of the acquisition-related charges and other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Third Quarter 2021
		GAAP	Acquisition- Related and Other Charges[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Storage	$485.8	$14.2	$500.0
	Industrial	43.8	3.2	47.0
	Security	39.6	5.0	44.6
	Segment Profit	569.2	22.4	591.6
	Corporate Overhead	(76.5)	6.4	(70.1)
	Total	$492.7	$28.8	$521.5
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	15.2%		15.7%
	Industrial	7.4%		7.9%
	Security	8.2%		9.2%
	Segment Profit	13.4%		13.9%
	Corporate Overhead	(1.8)%		(1.6)%
	Total	11.6%		12.2%

[1]	Acquisition-related and other charges relate primarily to functional transformation initiatives and facility-related costs.

		Third Quarter 2020
		GAAP	Acquisition- Related and Other Charges[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Storage	$597.1	$5.6	$602.7
	Industrial	63.8	8.4	72.2
	Security	39.3	11.1	50.4
	Segment Profit	700.2	25.1	725.3
	Corporate Overhead	(62.8)	17.9	(44.9)
	Total	$637.4	$43.0	$680.4
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	21.3%		21.5%
	Industrial	10.9%		12.3%
	Security	8.6%		11.0%
	Segment Profit	18.2%		18.8%
	Corporate Overhead	(1.6)%		(1.2)%
	Total	16.6%		17.7%

[2]	Acquisition-related and other charges relate primarily to a cost reduction program, inventory step-up charges, Security business transformation and margin resiliency initiatives.
[3]	The non-GAAP 2021 and 2020 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Year-to-Date 2021
		GAAP	Acquisition- Related and Other Charges[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Storage	$1,772.2	$27.6	$1,799.8
	Industrial	207.4	9.8	217.2
	Security	111.1	16.8	127.9
	Segment Profit	2,090.7	54.2	2,144.9
	Corporate Overhead	(244.6)	25.5	(219.1)
	Total	$1,846.1	$79.7	$1,925.8
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	18.8%		19.1%
	Industrial	11.2%		11.7%
	Security	7.6%		8.7%
	Segment Profit	16.4%		16.8%
	Corporate Overhead	(1.9)%		(1.7)%
	Total	14.5%		15.1%

[1]	Acquisition-related and other charges relate primarily to functional transformation initiatives and facility-related costs.

		Year-to-Date 2020
		GAAP	Acquisition- Related and Other Charges[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Storage	$1,177.0	$37.1	$1,214.1
	Industrial	136.7	59.4	196.1
	Security	69.4	57.5	126.9
	Segment Profit	1,383.1	154.0	1,537.1
	Corporate Overhead	(190.4)	49.7	(140.7)
	Total	$1,192.7	$203.7	$1,396.4
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.6%		17.2%
	Industrial	8.1%		11.6%
	Security	5.1%		9.3%
	Segment Profit	13.7%		15.2%
	Corporate Overhead	(1.9)%		(1.4)%
	Total	11.8%		13.8%

[2]	Acquisition-related and other charges relate primarily to a cost reduction program, inventory step-up charges, Security business transformation and margin resiliency initiatives.
[3]	The non-GAAP 2021 and 2020 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.